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                                                                   EXHIBIT 10.19

    *Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment which has been filed separately with the SEC.

                     (KOCH SUPPLY & TRADING LP LETTERHEAD)

      October 3, 2002     Revised December 13, 2002


EOTT Energy Operating Ltd. Partnership
Attn:  Mr. Robert Sanford
P.O. Box 4666
Houston, Texas 77210-4666

Re: Crude Oil Supply and Terminalling Agreement ("Agreement") dated December 1, 1998 by and between EOTT Energy Operating Limited Partnership ("EOTT") and Koch Supply & Trading, LP (as assignee of Koch Petroleum Group, L.P.) ("Koch"), EOTT Contract No. T-502-1023015, current reference number TS-02-1023015 as amended.

Dear Mr. Sanford:

This letter agreement shall serve to modify and amend sections 2.1 and 3.1 of the Agreement, in accordance with our October 2002 verbal agreement.

The Agreement is hereby amended to include the following provision at the end of section 2.1:

[*]

The Agreement is hereby further amended to include the following provisions at the end of section 3.1:

[*]

The foregoing amendments shall remain in effect through May 31, 2003.

Except as set forth above, all other terms and conditions of the Agreement, as amended, shall remain unchanged and in full force and effect.

Agreed to as October, 2002.

EOTT Energy Operating Limited Partnership
By EOTT Energy Corp., on behalf of its general partner
EOTT Energy General Partner, L.L.C.

By: /s/ DANA R. GIBBS/RA
    ---------------------
    Dana R. Gibbs
    President and COO

Koch Supply & Trading, LP

By: /s/ JAMES B. URBAN/NW
    ---------------------
    James B. Urban
    Vice President